UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Optex Systems Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[OPTEX SYSTEMS HOLDINGS, INC.]

CONTROL ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MARCH 9, 2026

DATE OF ANNUAL MEETING: MARCH 9, 2026

TIME: 10:00 AM Central Time

LOCATION: To be held virtually by calling 877-407-3088 (toll free)

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS (INCLUDING THE PROXY STATEMENT, FORM 10-K AND PROXY CARD) AVAILABLE TO YOU ON THE INTERNET. THIS IS NOT A BALLOT AND CANNOT BE USED TO VOTE YOUR SHARES. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT: www.OPTEX.vote

●	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,

Step 1: Go to www.OPTEX.vote
Step 2: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 3: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 11:59 PM EASTERN TIME MARCH 8, 2026.

●	IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE FEBRUARY 23, 2026.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
CALL TOLL FREE	SEND THIS CARD TO	www.OPTEX.vote	proxy@equitystock.com
212-575-5757	347-584-3644	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

Voting items

The board of directors recommends that you vote “for” FOR EACH OF THE NOMINEES ON PROPOSAL 1, AND “FOR” PROPOSAL 2.

1.	To elect five nominees to the Company’s Board of Directors, each for a term expiring at the next annual meeting of shareholders of the Company, and until his successor has been duly elected and qualified.

2.	To ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2026.

Note: To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON JANUARY 12, 2026, AS THE RECORD DATE FOR THE DETERMINATION OF MEMBERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE COMPANY’S SHARES OF COMMON STOCK THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

PLEASE NOTE — THIS IS NOT A PROXY CARD — YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

IF YOU WISH TO ATTEND VIRTUALLY AND VOTE AT THE MEETING, YOU WILL NEED THE CONTROL ID AT THE TOP OF THIS NOTICE.

YOUR VOTE IS IMPORTANT!